Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Tikcro Technologies Ltd. (the "Company") for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Aviv Boim, certifies, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes-Oxley Act of 2002, that:

 (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 30, 2015

By:	/s/ Aviv Boim
Aviv Boim Principal Executive Officer and Principal Financial Officer